SECURITIES PURCHASE AND FACILITIES AGREEMENT


                                 by and between


                                    CSP INC.


                                       and


                               VERTICALBUYER, INC.

                                    AGREEMENT

     AGREEMENT (this "Agreement" is dated as of March 2, 2000 by and between CSP Inc., a Massachusetts corporation ("CSPI", and VerticalBuyer, Inc., a Delaware corporation ("VerticalBuyer").

     WHEREAS, CSPI is a publicly-traded company the common stock of which is traded on the National Market System of the National Association of Securities Dealers Automatic Quotation Market ("NASDAQNM") and

     WHEREAS, business and financial information concerning CSPI is available on the Electronic Data Gathering, Analysis and Retrieval System (known as "EDGAR") maintained by the United States Securities and Exchange Commission ("SEC") on its World Wide Web site, www.sec.gov; and

     WHEREAS, VerticalBuyer is a private Delaware corporation which is the holding company and parent of its wholly-owned subsidiary, a United Kingdom company, Lightseek, Limited ("Lightseek"); and

     WHEREAS, CSPI desires to purchase an aggregate of 5,000,000 shares of the common stock, $.001 par value each) of VerticalBuyer ("VerticalBuyer Common Stock"), at $1.00 per share, representing, after the purchase, 25% of the issued and outstanding shares of VerticalBuyer Common Stock and VerticalBuyer desires to sell to CSPI 5,000,000 shares of VerticalBuyer Common Stock, ("Shares") subject to the terms and conditions hereinafter set forth; and

     WHEREAS, CSPI desires to assist in the establishment of VerticalBuyer's United States office through provision of office space, computer facilities and related personnel and services and by the provision of members of its board of directors on the board of directors and committees of the of VerticalBuyer and VerticalBuyer desire the assistance of CSPI pursuant to the terms and conditions hereafter set forth; and

     WHEREAS, CSPI and VerticalBuyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the SEC under the 1933 act of 1933, as amended (the "1933 Act"); and

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Parties are executing and delivering a registration rights agreement pursuant to which VerticalBuyer has agreed to provide certain registration rights under the 1933 act and the rules and regulations promulgated thereunder, a voting agreement among the majority stockholders of VerticalBuyer and CSPI and three warrants, all in the forms attached hereto as Exhibit 2.02.

     NOW THEREFORE, in consideration of the premises and the covenants set forth herein, the parties hereto (the "Parties" and, individually, a "Party") hereby agree as follows:

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

                                    ARTICLE 1
              PURCHASE AND SALE OF SECURITIES - FACILITIES PROVIDED

1.01 Purchase and Sale.

     (a) Subject to the terms and conditions of this Agreement, CSPI hereby purchases and VerticalBuyer hereby sells to CSPI 2,000,000 Shares and three redeemable common stock purchase warrants (the "Warrants") each warrant containing the right to purchase 1,000,000 Shares at $1.00 for a period of two years from the date of an effective registration statement relating to the underlying Shares. The three classes of Warrant are redeemable upon thirty days' written notice as follows:
          Class "A", upon the effectiveness of a registration statement relating to the underlying shares of VerticalBuyer Common Stock; Class "B", in the event the closing price of the Shares on VerticalBuyer's public trading market exceeds $2.00 for a period of twenty (20) continuous trading days; and Class "C", in the event the closing price of the Shares on VerticalBuyer's trading market exceeds $3.00 for a period of twenty (20) continuous trading days. In the event the closing price of the Shares on VerticalBuyer's public trading market exceeds $3.00, the time period for redemption of the Class "B" and Class "C" Warrants will run concurrently.

     (b) In addition, VerticalBuyer agrees to issue and sell 75,000 additional Class "B" Warrants to holders of existing CSPI options whose names and addresses are listed on Schedule 1.01 at a price of $.01 per Class "B" Warrant. These Warrants will be included in the same registration statement to be filed with the SEC relating to the Shares purchased by CSPI and the Shares underlying the Warrants purchased by CSPI.

     (c) The number and exercise price of the Warrants shall be adjusted appropriately in the event of an acquisition, stock split, sale of stock at prices less than the market price of the Shares or similar transaction pursuant to paragraph 7 of the Warrant to be entered into simultaneously with this Agreement.

1.02 Purchase Price. The purchase price of the 2,000,000 Shares and the 3,000,000 Warrants pursuant to paragraph 1.01 above is $2,000,000.

1.03 Exemption from Registration. Certificates representing the shares of VerticalBuyer Common Stock issued to CSPI shall bear a restrictive legend setting forth that the shares were issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "1933 Act") and may not be transferred unless pursuant to an effectiveness registration statement filed with the SEC or an exemption therefrom.

1.04 Registration Statement. VerticalBuyer will file a registration statement relating to the Shares issued to CSPI, the Warrants issued to CSPI and to stockholders of CSPI and the Shares underlying the Warrants pursuant to a registration rights agreement (the "Registration Rights Agreement") to be signed by the Parties at or prior to the Closing.

1.05 Facilities Provision. CSPI shall provide from the date of the Closing use of office space in its headquarters office, consultation and other facilities as set forth in a memorandum of understanding attached hereto as
     Exhibit 1.05.

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

                                   ARTICLE 2
                                    CLOSING

2.01 The Closing. The transactions contemplated by this Agreement shall be completed simultaneously or prior to the execution of this Agreement. The Closing shall take place at the offices of CSPI or at another place mutually agreed upon by the Parties. The "Closing" shall mean the deliveries to be made by the Parties at the Closing in accordance with this Agreement.

2.02 Deliveries by VerticalBuyer. At the Closing, VerticalBuyer shall deliver to CSPI Share certificates, and the Warrants all duly and properly executed, representing the Shares and Warrants purchased by CSPI pursuant to paragraph 1.01(a). If not previously delivered, VerticalBuyer shall also deliver to CSPI at the Closing the documents specified in Exhibit 2.02.

2.03 Deliveries by CSPI. At the Closing, CSPI shall deliver a certified or bank check in the amount of $2,000,000 to the order of "VerticalBuyer, Inc."

2.04 Further Assurances. At or after the Closing, each Party shall prepare, execute, and deliver, such further instruments of conveyance, sale, assignment, or transfer, and shall take or cause to be taken such other or further action, as any Party shall reasonably request of any other Party at any time or from time to time in order to consummate, in any other manner, the terms and provisions of this Agreement, including opinions of counsel for each Party relating to the representations and warranties set forth in this Agreement.

                                    ARTICLE 3
                 REPRESENTATIONS AND WARRANTIES OF VERTICALBUYER

     In this Agreement, any reference to any event, change, condition or effect being "material" with respect to any entity or group of entities means any material event, change, condition or effect related to the financial condition, properties, assets (including intangible assets), liabilities, business, operations or results of operations of such entity or group of entities. In this Agreement, any reference to a "Material Adverse Effect" with respect to any entity or group of entities means any event, change or effect that is materially adverse to the financial condition, properties, assets, liabilities, business, operations or results of operations of such entity. In this Agreement, any reference to a Party's "knowledge" means such Party's actual knowledge after reasonable inquiry of officers, directors and other employees of such Party reasonably believed to have knowledge of such matters. VerticalBuyer represents and warrants to CSPI as follows:

3.01 Organization,   Standing  and  Power.   VerticalBuyer   and  Lightseek  are
     corporations duly organized, validly existing and in good standing under the laws of Delaware and the United Kingdom, respectively. VerticalBuyer and Lightseek have the corporate power to own their properties and to carry on their business as now being conducted and as proposed to be conducted and are duly qualified to do business and are in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect on VerticalBuyer or Lightseek as the case may be. VerticalBuyer has delivered a true and correct copy of its certificate of incorporation, certificate of amendment, certificate of good standing and by-laws or other charter documents, as applicable, to CSPI. Neither VerticalBuyer nor Lightseek is in violation of any of the provisions of its respective certificate of incorporation or bylaws or equivalent organizational documents. VerticalBuyer has no direct or indirect majority-owned subsidiaries other than Lightseek.

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

3.02 Authority. VerticalBuyer has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of VerticalBuyer. This Agreement has been duly executed and delivered by VerticalBuyer and constitutes the valid and binding obligation of VerticalBuyer enforceable against VerticalBuyer in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally, and is subject to general principles of equity. The execution and delivery of this Agreement by VerticalBuyer does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any material obligation or loss of any material benefit under (i) any provision of the certificate of incorporation or bylaws of VerticalBuyer, or (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to VerticalBuyer or any of its properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity") is required by or with respect to VerticalBuyer or Lightseek in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the securities laws of any foreign country, and (ii) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not have a Material Adverse Effect on VerticalBuyer and/or and would not prevent, or materially alter or delay any of the transactions contemplated by this Agreement.

3.03 Financial Statements. VerticalBuyer has delivered to CSPI the financial statements for the fiscal period ended November 30, 1999 (the "Financial Statements") of Lightseek. The Financial Statements are complete and correct in all material respects and were prepared in accordance with generally accepted accounting principles applicable to United Kingdom corporations, applied on a consistent basis throughout the periods indicated and with each other. The Financial Statements accurately set out and describe in all material respects the financial condition and operating results as of the dates, and for the periods, indicated therein, subject to normal year-end adjustments. VerticalBuyer will maintain and Lightseek will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

3.04 Absence of Certain Changes. Since November 30, 1999, the date of the Financial Statements, except as otherwise disclosed in writing, VerticalBuyer represents that Lightseek has conducted its business in the ordinary course consistent with past practice and that VerticalBuyer has been an inactive company except for the issuance of Shares to the owners of Lightseek and Shares and common stock purchase warrants certain consultants and that, as to VerticalBuyer and Lightseek, there has not occurred: (i) any change, event or condition that has resulted in, or might reasonably be expected to result in, a Material Adverse Effect; (ii) any acquisition, sale or transfer of any material asset other than in the ordinary course of business and consistent with past practice; (iii) any material change in accounting methods or practices (including any change in depreciation or


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

     amortization policies or rates); (iv) any declaration, setting aside, or payment of a dividend or other distribution, or any direct or indirect redemption, purchase or other acquisition of any shares of capital stock except as disclosed to CSPI; (v) any material contract entered into other than in the ordinary course of business, and or any material amendment or termination of, or default under, any material contract; (vi) any undisclosed material amendment or change to the incorporation documents or bylaws; (vii) any increase in or modification of the compensation or benefits payable or to become payable to any directors or employees other than in the ordinary course of business and consistent with past practice or (viii) any negotiation or agreement to do any of the things described in the preceding clauses (i) through (vii) (other than negotiations with CSPI and its representatives regarding the transactions contemplated by this Agreement or as otherwise disclosed to CSPI).

3.05 Absence of Undisclosed Liabilities. Neither VerticalBuyer nor Lightseek has any material obligations or liabilities of any nature (matured or unmatured, fixed or contingent) other than (i) those set forth or adequately provided for in the Financial Statements; (ii) those incurred in the ordinary course of business and not required to be set forth in the Financial Statements under generally accepted accounting principles; (iii) those incurred in the ordinary course of business since the Financial Statements and consistent with past practice; and (iv) those incurred in connection with the execution of this Agreement.

3.06 Litigation. There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the knowledge of VerticalBuyer, threatened against either VerticalBuyer or Lightseek or any of their properties or any of their respective officers or directors (in their capacities as such) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on VerticalBuyer or Lightseek except as has been previously disclosed to CSPI. There is no judgment, decree or order against VerticalBuyer or Lightseek, or, to the knowledge of VerticalBuyer, any of its directors or officers (in their capacities as such), that could prevent, enjoin, or materially alter or delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have a Material Adverse Effect on VerticalBuyer.

3.07 Restrictions on Business Activities. There is no agreement, judgment, injunction, order or decree against either VerticalBuyer or Lightseek which has or could reasonably be expected to have the effect of prohibiting or materially impairing any current or future business practice, any acquisition of property or the conduct of business as currently conducted or as proposed to be conducted.

3.08 Governmental Authorization. VerticalBuyer and Lightseek have obtained each federal, state, county, local or foreign governmental consent, license, permit, grant, or other authorization of a Governmental Entity (i) pursuant to which either of them currently operates or holds any interest in any of its properties or (ii) that is required for their operation, and all of such authorizations are in full force and effect, except where the failure to obtain or have any such authorizations could not reasonably be expected to have a Material Adverse Effect on either VerticalBuyer or Lightseek.

3.09 Title to Property. Lightseek has good and marketable title to all of its respective properties, interests in properties and assets, real and personal, reflected in the Financial Statements or acquired after the Financial Statements. The property and equipment of Lightseek that are used in the operations of its businesses are in all material respects in good operating condition and repair, ordinary wear and tear excepted.

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

3.10 Intellectual Property.

     (a) Lightseek owns or is licensed or otherwise possesses legally enforceable rights to use all trademarks, trade names, service marks, copyrights, domain registrations and any applications therefor, and tangible or intangible proprietary information or material ("Intellectual Property") that are used in the business of Lightseek as currently conducted, except to the extent that the failure to have such rights has not had and would not reasonably be expected to have a Material Adverse Effect on Lightseek.

     (b) Lightseek has not been sued in any suit, action or proceeding and has not brought any action, suit or proceeding for infringement of Intellectual Property or breach of any license or agreement involving Intellectual Property against any third party. The conduct of its business does not infringe any trademark, service mark, copyright, trade secret or other proprietary right of any third party, where such infringement would have a Material Adverse Effect on Lightseek.

3.11 Interested Party Transactions. Neither VerticalBuyer nor Lightseek is indebted to any director, officer, employee or agent (except for amounts due as normal salaries and bonuses and in reimbursement of ordinary expenses), and no such person is indebted to either VerticalBuyer or Lightseek except as disclosed in the Financial Statements.

3.12 Insurance. Neither VerticalBuyer nor Lightseek currently has insurance.

3.13 Compliance With Laws. To its knowledge, VerticalBuyer and Lightseek have complied with, are not in violation of, and have not received any notices of violation with respect to, any federal, state, local or foreign statute, law or regulation with respect to the conduct of their business, or the ownership or operation of their respective business, except for such violations or failures to comply as could not be reasonably expected to have a Material Adverse Effect.

3.14 Minute Books. VerticalBuyer will make available to CSPI a complete and accurate summary of all meetings of directors and shareholders or actions by written consent since the time of incorporation of VerticalBuyer, and reflect all transactions referred to in such minutes accurately in all material respects.

3.15 Complete Copies of Materials. VerticalBuyer has delivered or made available true and complete copies of each agreement not in the ordinary course of business to which VerticalBuyer or Lightseek is a party.

3.16 Brokers' and Finders' Fees. VerticalBuyer has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby except as set forth in Exhibit 3.16.

3.17 Board Approval. This Agreement has been adopted by the Board of Directors of VerticalBuyer in resolutions which are in full force and effect.



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

3.18 Representations Complete. None of the representations or warranties made by VerticalBuyer, or documents furnished by VerticalBuyer or Lightseek pursuant to this Agreement or any written statement furnished to CSPI pursuant hereto or in connection with the transactions contemplated hereby, when all such documents are read together in their entirety, contains or will contain at the Closing any untrue statement of a material fact, or omits or will omit at the Closing to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading; provided, however, that for purposes of this representation, any document attached hereto as a "Superseding Document" (even if not actually physically attached hereto) that provides information inconsistent with or in addition to any other written statement furnished to CSPI in connection with the transaction contemplated hereby, shall be deemed to supersede any other prior document or written statement furnished to CSPI with respect to such inconsistent or additional information.

3.19 Authorization. All acts and conditions required by law on the part of VerticalBuyer to authorize the execution and delivery of this Agreement by VerticalBuyer and the transactions contemplated herein and the performance of all obligations of VerticalBuyer hereunder have been duly performed and obtained, and this Agreement constitutes a valid and legally binding obligation of VerticalBuyer, enforceable in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally, to general equitable principles and to limitations on the enforceability of indemnification provisions as applied to certain types of claims arising hereafter, if any, under the federal securities laws.

3.20 Compliance With Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation or default of any provision of any instrument, judgment, order, writ, decree or contract to which VerticalBuyer or Lightseek is a party or by which it is bound, or require any consent under or be in conflict with or constitute, with or without the passage of time and giving of notice, either a violation or default under any such provision.

3.21 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, regional, state or local governmental authority of the United States on the part of VerticalBuyer or Lightseek is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings, if any, required pursuant to applicable federal and state securities laws, which filings will be made within the required statutory period.

3.22 Litigation. There is no action, suit, proceeding, or investigation pending or, to its knowledge, currently threatened against VerticalBuyer or Lightseek which questions the validity of this Agreement or the right of VerticalBuyer to enter into this Agreement or to consummate the transactions contemplated hereby.

3.23 Authorized Shares of Common Stock and Warrants. The Shares and Warrants to be transferred to CSPI under this Agreement will be free and clear of any lien, pledge, security interest or other encumbrance and, upon delivery of the securities at the Closing as provided for in this Agreement, and assuming CSPI is acquiring the Shares and Warrants in good faith and without notice of any adverse claim, CSPI will acquire good title thereto, free and clear of any lien, pledge, security interest or encumbrance (other than restrictions on transfer arising under applicable securities laws).

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

3.24 Disclosure. VerticalBuyer has fully provided CSPI with all the information in its possession that CSPI has requested in determining whether to purchase the securities offered by VerticalBuyer. Neither Article 3 of this Agreement nor any document attached to this Agreement nor any certificate delivered pursuant hereto that, in any such case, has been or will be provided by or on behalf of VerticalBuyer contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made herein or therein not misleading in light of the circumstances under which they were made.

3.25 Capital Structure. The capitalization of VerticalBuyer consists of 50,000,000 shares of common stock, par value $.001 each, of which 15,000,000 shares are issued and outstanding as of the date of closing and 5,000,000 shares of "blank check" preferred stock, $.001 par value each of which none are issued. There are no other outstanding securities of VerticalBuyer and no outstanding commitments to issue any securities, except WE MUST FILL THIS NUMBER IN options and warrants issued to employees, directors and consultants the terms and conditions of which are set forth in Exhibit 3.25.

3.26 Taxes. VerticalBuyer and Lightseek have timely filed all tax returns required to be filed and has paid all taxes shown thereon to be due. The Financial Statements (i) fully accrue all actual and contingent liabilities for taxes with respect to all periods through December 31, 1999 and neither VerticalBuyer nor its subsidiary has or will incur any tax liability in excess of the amount reflected on the Financial Statements with respect to such periods, and (ii) properly accrue in accordance with generally accepted accounting principles all liabilities for taxes payable after December 31, 1999 with respect to all transactions and events occurring on or prior to such date. No material tax liability since December 31, 1999 has been incurred by VerticalBuyer or its subsidiary other than in the ordinary course of business and adequate provision has been made in the Financial Statements for all taxes since that date in accordance with generally accepted accounting principles.

3.27 Employee Matters. To its best knowledge, VerticalBuyer and its subsidiary are in compliance in all material respects with all currently applicable laws and regulations respecting employment, discrimination in employment, terms and conditions of employment, wages, hours and occupational safety and health and employment9 practices, and is not engaged in any unfair labor practice. To its best knowledge, there are no pending claims against VerticalBuyer under any workers compensation plan or policy or for long term disability. All employee benefit plans, stock option plans (including the terms and conditions of any issued and outstanding options) or other employee stock issuance plans or rights and all employment agreements are listed on Exhibit 3.27.

3.28 Delivery of Documents. VerticalBuyer has delivered or will deliver to CSPI at or prior to the Closing all documents required to be delivered under this Agreement.

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                                    ARTICLE 4
                     REPRESENTATIONS AND WARRANTIES OF CSPI

         CSPI represents and warrants to VerticalBuyer as follows:

4.01 Organization, Standing and Power. CSPI is a corporation duly organized, validly existing and in good standing under the laws of Massachusetts. CSPI has the corporate power to own its properties and to carry on its business as now being conducted and as proposed to be conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect on CSPI.

4.02 Authority. CSPI has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of CSPI. This Agreement has been duly executed and delivered by CSPI and constitutes the valid and binding obligation of CSPI enforceable against CSPI in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally, and is subject to general principles of equity. The execution and delivery of this Agreement by CSPI does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any material obligation or loss of any material benefit under (i) any provision of the articles of organization or bylaws of CSPI as amended, or
     (ii) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to CSPI or any of its properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity") is required by or with respect to CSPI or CSPI in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the securities laws of any foreign country, (ii) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not have a Material Adverse Effect on CSPI and/or and would not prevent, or materially alter or delay any of the transactions contemplated by this Agreement and (iii) subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally, to general equitable principles and to limitations on the enforceability of indemnification provisions as applied to certain types of claims arising hereafter, if any, under the federal securities laws.

4.03 Litigation. There is no action, suit, proceeding, or investigation pending or, to its knowledge, currently threatened against CSPI or CSPI which questions the validity of this Agreement or the right of CSPI to enter into this Agreement or to consummate the transactions contemplated hereby.

4.04 Delivery of Documents. CSPI has delivered or will deliver to VerticalBuyer at or prior to the Closing all documents required to be delivered under this Agreement.

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                                    ARTICLE 5
           LEGEND REMOVAL, TRANSFER, CERTAIN SALES, ADDITIONAL SHARES

5.01 Removal of Legend. The Legend shall be removed and VerticalBuyer shall issue, or shall cause to be issued, a certificate without such legend to the holder of any security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if, (a) the resale of such Security is registered under the 1933 act, (b) such holder provides VerticalBuyer with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to VerticalBuyer and its counsel (the reasonable cost of which shall be borne by VerticalBuyer if neither an effective registration statement under the 1933 act or Rule 144 is available in connection with such sale) to the effect that a public sale or transfer of such security may be made without registration under the 1933 act pursuant to an exemption from such registration requirements.

5.02 Transfer Agent Instructions. VerticalBuyer shall instruct its transfer agent to issue certificates, registered in the name of CSPI or its transferees, for the Shares in such amounts specified from time to time by CSPI or its transferees to exercise of the Warrants.

                                    ARTICLE 6
                              ELECTION OF DIRECTOR

6.01 VerticalBuyer has taken all corporate and other action necessary to establish the size of its Board of Directors and to elect, effective upon the Closing, Alexander Lupinetti to be one of the four directors. Vertical Buyer agrees not to change the number of directors constituting the full Board of Directors except in accordance with the Voting Agreement by and between the Parties of even date herewith.

                                    ARTICLE 7
                    CONDITIONS TO OBLIGATIONS OF THE PARTIES

     The obligations of CSPI on the one hand, and VerticalBuyer, on the other hand, to the following conditions on or prior to the Closing:

7.01 Consents and Approvals. The Parties shall have obtained all consents and approvals of third parties and governmental authorities, if any, required to consummate the transactions contemplated by this Agreement.

7.02 Representations, Warranties and Agreements. All representations and warranties made herein by CSPI and VerticalBuyer, shall be true, accurate and correct in all respects as of the date made and as of the Closing. CSPI and VerticalBuyer, shall have performed all obligations and agreements undertaken by each of them herein to be performed at or prior to the Closing.

7.03 Certificate. CSPI shall have received from VerticalBuyer and VerticalBuyer shall have received from CSPI, a certificate, dated as of the Closing and executed by the President or Chief Executive Office and Secretary of VerticalBuyer and CSPI, respectively to the effect that the conditions set forth in Article 3 or Article 4 respectively shall have been satisfied.

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

7.04 No Material Adverse Changes. There shall not have occurred any material adverse change in the financial condition, properties, assets (including intangible assets), liabilities, business, operations or results of operations of VerticalBuyer or Lightseek.

7.05 No Actions. Consummation of the transactions contemplated by this Agreement
     shall  not  violate  any  order,   decree  or  judgment  of  any  court  or
     governmental body having jurisdiction.

7.06 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be in form and substance reasonably satisfactory to counsel for each of the Parties, and each such Party (or its counsel) shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

7.07 Accuracy of Documents and Information. The copies of all material instruments, agreements, other documents and written information delivered to any Party by any other Party or its representatives shall be complete and correct in all material respects as of the Closing.

7.08 Execution of Agreements. The Parties will have executed the Registration Rights Agreement and Voting Agreement in the form attached hereto as
     Exhibit 2.02.

                                    ARTICLE 8
                                 INDEMNIFICATION

8.01 Indemnification. Each Party will indemnify and hold harmless the other Party and its respective officers, directors, agents and employees, and each person, if any, who controls or may control a Party within the meaning of the 1933 act from and against any and all losses, costs, damages, liabilities and expenses arising from claims, demands, actions, causes of action, including, without limitation, reasonable legal fees, except for the net of any recoveries under existing insurance policies, tax benefits received by any Party or its affiliates as a result of such damages, indemnities from third parties or in the case of third party claims, by any amount actually recovered by a Party or its affiliates pursuant to counterclaims made by any of them directly relating to the facts giving rise to such third party claims (collectively, "Damages") arising out of any misrepresentation or breach of or default in connection with any of the representations, warranties, covenants and agreements given or made by VerticalBuyer or CSPI in this Agreement, or any exhibit or schedule to this Agreement. Each Party and its affiliates shall act in good faith and in a commercially reasonable manner to mitigate any damages they may suffer.

                                    ARTICLE 9
                                 MISCELLANEOUS

9.01 Notices. Any notice given hereunder shall be in writing and shall be deemed effective upon the earlier of personal delivery (including personal delivery by facsimile) or the third day after mailing by certified or registered mail, postage prepaid, as follows:

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

         (a)      If to CSPI:
                  Alexander Lupinetti
                  Chief Executive Officer
                  40 Linnell Circle
                  Billerica, MA 01821

                  with a copy to Dean F. Hanley, Esquire
                  Foley, Hoag & Eliot LLP
                  One Post Office Square
                  Boston, Massachusetts 02109
                  Phone: 617-832-1000
                  Facsimile: 617-832-7000

         (b)      If to VerticalBuyer:
                  Tim Rosen
                  President
                  c/o Donahue & Associates
                  83 Meadow Road West.
                  Trumbull, Connecticut 06611

     or to such other address as any Party may have furnished in writing to the other Party in the manner provided above.

9.02 Entire Agreement; Modifications; Waiver. This Agreement and the documents and instruments and other agreements specifically referred to herein constitute the final, exclusive and complete understanding of the Parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and discussions with respect thereto. No variation or modification of this Agreement and no waiver of any provision or condition hereof, or granting of any consent contemplated hereby, shall be valid unless in writing and signed by the Party against whom enforcement of any such variation, modification, waiver or consent is sought. The rights and remedies available to each Party pursuant to this Agreement and all exhibits hereunder shall be cumulative.

9.03 Captions. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

9.04 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall constitute an original copy hereof, but all of which together shall constitute one agreement.

9.05 Publicity. Except for disclosure required by any law to which either Party is subject, the timing and content of any announcements, press releases and public statements to be made prior to the Closing concerning the transactions contemplated hereby shall be determined solely by CSPI in consultation with VerticalBuyer.

9.06 Successors and Assigns. No Party may, without the prior express written consent of each other Party, assign this Agreement in whole or in part. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Parties.

9.07 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

9.08 Further Assurances. At the request of any of the Parties, and without further consideration, the other Parties agree to execute such documents and instruments and to do such further acts as may be necessary or desirable to effectuate the transactions contemplated hereby, required by law, statute, rule or regulation.

9.09 Confidentiality and Nondisclosure Agreements. All information which shall have been furnished or disclosed by one Party to the other pursuant to this Agreement, including without limitation, business, financial and customer development plans, forecasts, strategies and information, shall be held in confidence pursuant hereto and shall not be disclosed to any person other than their respective employees, directors, legal counsel, accountants or financial advisors, with a need to have access to such information, and shall not make any use whatsoever of such information except to evaluate such information internally. The confidentiality provisions set forth herein shall survive until two years from the date hereof, unless the Party desiring to disclose the information can document that (i) such information is (through no improper action or inaction by such Party or any affiliate, agent, consultant or employee) generally available to the public, or (ii) was in its possession or known by it prior to receipt from the other Party, or (iii) was rightfully disclosed to it by a third party, or (iv) was independently developed by employees of such Party who have had no access to such information.

9.10 Severability. The invalidity or unenforceability of any one or more phrases, sentences, clauses or provisions of this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement or any part thereof.

     IN WITNESS WHEREOF, each Party has executed this Agreement as of the date first above written.

                                       CSP INC.

                                       By: /s/ Alexander R. Lupinetti
                                           ----------------------------
                                            Alexander R. Lupinetti,
                                               Chief Executive Officer

                                       VERTICALBUYER, INC.

                                        By: /s/ Tim Rosen
                                            ----------------------
                                            Tim Rosen,
                                               President




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